Amana Mutual Funds Trust

Amana Growth Fund (the “Fund”)

Supplement Dated October 21, 2025, to the Summary Prospectus and Prospectus dated September 29, 2025

NOTICE REGARDING CHANGES IN DEPUTY PORTFOLIO MANAGER

Effective October 21, 2025, Mr. Dan Kim, CFA® will serve as a deputy portfolio manager to the Fund. Effective the same day, Mr. Monem A. Salam, MBA will continue serving as deputy portfolio manager of the Fund.

Mr. Scott F. Klimo CFA® will continue to be the Portfolio Manager of the Fund.

Effective October 21, 2025, the following is added to the paragraph entitled “Portfolio Managers” on page 11 of the Fund’s Summary Prospectus:

Mr. Dan Kim CFA®, a portfolio manager and senior investment analyst of Saturna Capital Corporation, has been a deputy portfolio manager since October 21, 2025.

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This Supplement should be read in conjunction with the current Summary Prospectus and Prospectus identified above, each dated September 29, 2025.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.